For immediate release

For further information contact:

William Wunderlich

Executive Vice President and Chief Financial Officer

(561) 988-9456

ww@suntecktransport.net

AUTOINFO, INC. ANNOUNCES AGREEMENT TO BE ACQUIRED BY AUTOINFO HOLDINGS, LLC, A SUBSIDIARY OF COMVEST PARTNERS

March 1, 2013 – Boca Raton, FL – AutoInfo, Inc. (OTCBB:AUTO) (the “Company” or “AutoInfo”) announced today that the Company has entered into a merger agreement with AutoInfo Holdings, LLC, a subsidiary of Comvest Investment Partners IV, L.P., one of the investment funds managed by Comvest Partners (“Comvest”), pursuant to which Comvest has agreed to acquire the Company for $1.05 per share in cash, which represents a 7% premium to the Company’s closing share price on February 28, 2013 and a 21% premium to the Company’s average closing share price for the six month period ending February 28, 2013.

The Company’s Board of Directors has unanimously approved the merger agreement with Comvest and has resolved to recommend that the Company’s stockholders adopt the merger agreement and approve the merger.

Harry Wachtel, the Company’s Chief Executive Officer, said, “Comvest’s growth strategy is to acquire well managed companies that are leaders in their market and effectively oversee their performance. The merger will allow for greater stability, focus, and flexibility for AutoInfo to achieve its strategic goals and growth. I believe that the transaction will yield benefits to each of our customers, employees and agents.”

Mark Patterson, Chairman of the Company’s Strategic Initiatives Committee and the Special Committee of the Company’s Board of Directors with respect to the proposed transaction added, “I am pleased that the hard work of our team has yielded this opportunity for our stockholders to realize on the value we have created.”

John Caple, Managing Director of Comvest said, “We are excited to partner with the team at AutoInfo. They have created an impressive track record of growth and we look forward to the success of the Company going forward.”

Transaction Details

Completion of the transaction is subject to the approval by holders of a majority of the Company’s common shares and other customary closing conditions (which is not conditioned on financing). Assuming the satisfaction of conditions, the transaction is expected to close in the second quarter of calendar 2013.

Stephens Inc. acted as financial advisor, and Roetzel & Andress, LPA and Morse, Zelnick, Rose & Lander, LLP acted as legal advisors, to the Company.

McDermott Will & Emery LLP, acted as legal advisors to Comvest.

ABOUT AUTOINFO

AutoInfo, Inc. operates in two business segments, non-asset based transportation services and agent support services. The non-asset based transportation services segment includes its brokerage and contract carrier services which are provided through a network of independent sales agents throughout the United States and Canada. Revenue in this segment is generated from freight transportation transactions. The agent support services segment includes an array of services that we provide to our agent network to support and encourage the expansion of our agents’ businesses, primarily financial support through interest bearing long-term loans, sales-type leases (which facilitate the acquisition of trucks by owner-operators), and non-interest bearing short-term loans, as well as other services including training, margin analysis, marketing assistance, industry and market segment data and business analysis tools. Revenue in this segment consists primarily of interest on interest bearing loans and profits and interest earned on sales-type leases.

ABOUT AUTOINFO HOLDINGS, LLC AND COMVEST PARTNERS

AutoInfo Holdings, LLC is a wholly-owned subsidiary of Comvest Investment Partners IV, LP, one of the investment funds managed by Comvest Partners, a private equity firm with over $1.3 billion of assets under management (“Comvest”). Comvest’s personnel include seasoned, senior level operating executives who partner with managers and owners of companies to operationally improve businesses and create long-term value. Since 2000, Comvest has invested more than $1.6 billion of capital in over 110 public and private companies.

ADDITIONAL INFORMATION

In connection with the proposed merger, the Company will file with the SEC and mail to its stockholders a proxy statement, which will contain information about the Company, the proposed merger, and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from the Company by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or from the Company website (www.autoinfo.com). The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Company stockholders with respect to the proposed merger. Information regarding any interests that the executive officers and directors of the Company may have in the transaction will be set forth in the proxy statement. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or solicitation of any vote or approval.

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FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed transaction and AutoInfo’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to AutoInfo on the date hereof. In some cases you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,’ “predicts,” “projects,” “targets,” “goals,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements.  There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond AutoInfo’s control. These factors include (A) failure to obtain stockholder approval or failure to satisfy other conditions required for the consummation of the merger, (B) failure or delay in consummation of the transaction for other reasons, (C) changes in laws or regulations, (D) changes in the financial or credit markets or economic conditions generally and (E) other risks as are mentioned in reports filed by AutoInfo with the Securities and Exchange Commission from time to time. AutoInfo does not undertake any obligation to publicly release any revision to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.  Caution should be taken that these factors could cause the actual results to differ from those stated or implied in this and other AutoInfo communications.

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